[LOGO]

Pioneer
Europe Fund

ANNUAL REPORT 10/31/01

 Table of Contents
--------------------------------------------------------------------------------

 Letter to Shareowners                              1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           11
 Financial Statements                              17
 Notes to Financial Statements                     25
 Report of Independent Public Accountants          31
 Trustees, Officers and Service Providers          32
 Retirement Plans from Pioneer                     33
 Programs and Services for Pioneer Shareowners     35
 The Pioneer Family of Mutual Funds                37

Pioneer Europe Fund

LETTER TO SHAREOWNERS

Dear Shareowners,
--------------------------------------------------------------------------------
I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation moves to heal itself following the horrifying events of September 11.

Americans have always been a resilient people as evidenced by the tremendous surge of national unity these past two months. You can also see that resilience in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

As 2001 draws to a close, we are probably in the midst of a recession that began with the unwinding of the dot-com mania. The profound psychological impact of the terrorist attacks may extend this slow-down well into next year. But stock prices have historically led the way out of recessions, moving higher as investors shook off immediate concerns to focus on recovery prospects.

The markets may already be anticipating a better business climate, as lower interest rates, lower taxes and government stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[begin sidenote]
--------------------------------------------------------------------------------
Pioneer's new president

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."
--------------------------------------------------------------------------------
[end sidenote]

Pioneer Europe Fund
PORTFOLIO SUMMARY 10/31/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following was represented in the printed material as a pie chart]

International Common Stocks                    98.4%
Preferred Foreign Stocks                        0.8%
Depositary Receipts for International Stocks    0.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following was represented in the printed material as a bar chart]

United Kingdom  27%
France          18%
Germany         16%
Netherlands     9%
Switzerland     9%
Italy           7%
Spain           6%
Finland         4%
Ireland         3%
Denmark         1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.    Vodafone Group Plc                 5.21%
  2.    BP Amoco Plc                       3.95
  3.    Nokia Oyj                          3.75
  4.    BNP Paribas SA                     3.73
  5.    Nestle SA (Registered shares)      3.53
  6.    Aventis SA                         3.48
  7.    UBS AG                             2.62
  8.    ENI S.p.A                          2.59
  9.    E.On AG                            2.53
 10.    ING Groep NV                       2.48

Fund holdings will vary for other periods.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/01                            CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $22.85     $32.75

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2001)

             Net Asset    Public Offering
Period         Value          Price*
 10 Years     8.38         7.74
 5 Years      3.60         2.38
 1 Year     -30.23       -34.25

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following was represented in the printed material as a mountain chart]

Growth of $10,000

        Pioneer         MSCI
        Europe          Europe
        Fund*           Index

10/91    9425           10000
         9097            9812
10/93   11233           12331
        13020           13717
10/95   14988           15529
        17657           18240
10/97   22653           22981
        25939           28281
10/99   28276           31824
        30206           32123
10/01   21075           24785

  The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/01                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $21.45     $31.06

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2001)

                      If          If
Period               Held      Redeemed*
 Life-of-Class
 (4/4/94)            7.16%       7.16%
 5 Years             2.71        2.54
 1 Year            -30.94      -33.70

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following was represented in the printed material as a mountain chart]

Growth of $10,000+

        Pioneer         MSCI
        Europe          Europe
        Fund*           Index

4/94    10000           10000
        10539           10309
        10838           10926
10/95   12060           11672
        13048           12668
        14089           13709
10/97   15707           15323
        17943           17272
        23571           22293
10/98   20367           21256
        21398           23554
        22021           23919
10/99   27376           25907
        23322           24143
        19305           22442
10/01   16106           18628

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/01                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $21.39     $30.95

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2001)

                   Net Asset    Public Offering
Period               Value        Price/CDSC
 Life-of-Class
 (1/31/96)           4.78%        4.59%
 5 Years             2.80         2.59
 1 Year            -30.89       -31.57

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following was represented in the printed material as a mountain chart]

Growth of $10,000

        Pioneer         MSCI
        Europe          Europe
        Fund*           Index

1/96     9900           10000
10/96   10437           10378
        11277           11232
        12579           12553
10/97   14375           14151
        18905           18264
        16345           17414
        17171           19297
10/99   17685           19596
        21977           21225
        18733           19780
        15513           18366
10/01   12947           15262

  The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/01                            CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/01   10/31/00
                 $23.26     $33.19

Distributions per Share   Income      Short-Term      Long-Term
(10/31/00 - 10/31/01)     Dividends   Capital Gains   Capital Gains
                             --            --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns*
(As of October 31, 2001)

                       If           If
Period                Held       Redeemed
 Life-of-Class
 (7/2/98)          -9.70%       -9.70%
 1 Year           -29.92       -29.92

*  Assumes reinvestment of distributions.

[The following was represented in the printed material as a mountain chart]

Growth of $10,000+

        Pioneer         MSCI
        Europe          Europe
        Fund*           Index

7/98    10000           10000
10/98    8458            9064
         9173            9899
         8942           10044
         8814            9814
10/99    9269           10199
        11143           10726
        11602           11047
        10925           11013
10/00    9950           10295
         9318           10594
         8295            9570
         7579            8780
10/01    6973            7943

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01

The 12 months ending October 31, 2001 proved to be a challenging year for equity investing. European markets, in line with global markets, endured a difficult year. At the beginning of the period under review it had been hoped that Europe might avoid the full effects of the downturn in the United States. However, as the year progressed it became clear that Europe was not immune to the deterioration in the global economic environment, and by the time of the tragic events of September 11, growth had slowed considerably. In the following discussion, Stan Pearson, a member of the Fund's management team, discusses today's challenging environment for European stocks.

Q: How did the change in investment approach during the year affect the composition of the Fund?

A: The period under review was one of transition for the Fund, and saw a significant change in the way in which the Fund was managed.

    At the end of 2000, we concluded that the Fund's portfolio should be restructured. We significantly reduced the number of holdings in the Fund. A large number of smaller capitalized companies, notably within the technology sector, were sold. In their place we constructed a portfolio of stocks with common core characteristics. We emphasized companies that we believe have strong balance sheets, robust cash-generating potential and are led by management with a record of strong operational delivery. The resulting portfolio is managed according to the same bottom-up, fundamental research based investment philosophy that is applied across all European equity portfolios at Pioneer.

    The actions we took at the beginning of the calendar year 2001 contributed to a steady improvement in performance over the remainder of the period under review. In addition, following the sale of much of the portfolio, the Fund maintained a high cash position, of almost 7% of the portfolio. This large position contributed to the performance of the Fund and enabled us, in the aftermath of the September 11 attacks in the United States, to reinvest into the market to take advantage of the sharp correction in valuations that followed.

    At the close of the year under review, the Fund now holds a smaller, better-balanced portfolio of quality stocks than it began

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01                           (continued)

    the period with. We have introduced a disciplined decision-making process to identify the best investment opportunities in European equities. We have underscored this by incorporating strong quantitative risk controls to support the investment process.

Q:  How did the Fund perform during the past 12 months?

A: On a year-to-date basis, the Fund performed a bit better than the -26.80% average return for the 180 European funds tracked by Lipper, Inc. However, for the Fund's fiscal year ending October 31, which also includes the two months prior to its repositioning, performance is less favorable. For the 12 months, the Fund's Class A, B, and C shares returned -30.23%, -30.94% and -30.89% at net asset value, respectively, The Fund's benchmark, the MSCI Europe Index, posted a return of -22.85% for the year ending October 31. The 12-month average return for the 172 European funds tracked by Lipper was -25.89% (Lipper is an independent firm that tracks mutual fund performance excluding sales charges.)

Q: Can you describe some of the holdings that exemplify the Fund's new investment philosophy?

A: We maintain a focused portfolio of less than 70 companies. The Fund is managed on a stock-picking basis; it is less concerned with geographic considerations, and it is individual stock selection that drives sector weightings. As an example of this, while the Fund was underweight in the telecommunications and technology sectors, principally by avoiding France Telecom and Ericsson, we continued to hold strong overweight positions in Nokia and Vodafone. The sector endured a dreadful year, yet we continue to hold these companies because of the strength of their market position, the strength of their balance sheets, their superior profit margins and growth prospects. Both companies possess strong brand names and dominate their respective markets. With the recovery in sentiment towards the sector in the wake of September's sharp correction, both stocks rose strongly. Other notable current stock picks include reinsurer, Swiss, Re. The Fund is underweight in the general insurance sector. We had been reducing positions in life insurance companies in advance of the tragic events of September 11th, which saw a sharp sell-off in the insurance sector.

Pioneer Europe Fund

    However, we recently began to build the portfolio's position in Swiss, Re, a highly rated company.

    Other companies which are held in the portfolio on a stock-picking, rather than sector, basis include Vivendi Environment (France), the multi-utility company involved in a variety of businesses with interesting growth opportunities. These activities include water treatment and waste management services. The company holds a dominant share of this low competition market. Many of its customers are municipalities, with whom it holds long-term contracts, thus ensuring stable cash flows. Elsevier (United Kingdom & Netherlands) is a publishing company active in education, law and science -- segments with strong cash-generating capabilities. Hays (United Kingdom) provides recruitment, consulting and software for logistics services. BNP Paribas, the leading French banking group, has successfully restructured its business and is now delivering superior relative earnings growth versus its peers at a compelling valuation and limited risk. Another example of a holding that the Fund holds on a stock-picking basis is Nestle (Switzerland), a well diversified food and beverage company. The company possesses a strong management team, a defined strategy and a strong profit outlook.

    The portfolio's overweight position in the media sector has been built through acquiring positions in individual companies that possess strong cash generation potential and dominant market positions. Notable examples include publishers Elsevier and VNU, along with broadly diversified entertainment companies like Vivendi Universal and British Sky Broadcasting.

Q:  What is the outlook for the Fund?

A: Given the uncertain macroeconomic outlook and the likelihood of further weakness in corporate earnings, the Fund will continue to adopt a cautious stance. The tragic events of September 11, triggered a period of maximum uncertainty for equities, and while Wall Street remained closed for a week after the attacks, it was the European markets that took the brunt of the immediate shock. The sharp sell-off that followed September 11 finally saw prices fall faster than the decline in earnings had been falling, and resulted in equity prices becoming attractive once again. While

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/01                           (continued)

    earnings may continue to fall, the positive outcome of the recent market correction is that the decline in share prices to more realistic valuation levels has finally acknowledged such earnings weakness. Subsequently, we began to reinvest the Fund's cash position back into the market, and the Fund moved to a fully invested position by the end of the period under review. Higher volatility sectors such as telecommunications and technology have since recovered strongly. The sharp increase in liquidity and the fall in the cost of energy have supported the recovery in European markets, which have risen steadily since their lows in late September, advancing more than 20% by October 31.

    Investors are beginning to anticipate a recovery in the latter half of 2002, on the back of lower interest rates and expansionary fiscal policies. We believe that the Fund's emphasis on fundamentally sound companies offering essential services and products should be an effective strategy in these tougher economic times.

    Looking further out, we are quite upbeat, since Europe has one of the strongest economies in the world today. With the full integration of the euro set for January 2002, efforts to meet the tough fiscal and monetary guidelines mandated for entry into the European single currency and the wave of corporate restructuring it has inspired created an equity culture much more accountable to its shareholders.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/01

   Shares                                                            Value
               PREFERRED STOCKS - 0.8%
               Consumer Cyclicals - 0.8%
               Automobiles - 0.8%
    7,511      Porsche AG Designs*                            $  2,077,516
                                                              ------------
               Total Consumer Cyclicals
               (Cost $2,410,830)                              $  2,077,516
                                                              ------------
               COMMON STOCKS - 99.2%
               Basic Materials - 9.0%
               Chemicals - 0.6%
   39,695      BASF Ltd.*                                     $  1,342,533
                                                              ------------
               Chemicals (Diversified) - 4.3%
   55,645      Akzo Nobel NV*                                 $  2,279,901
  125,487      Aventis SA                                        9,262,574
                                                              ------------
                                                              $ 11,542,475
                                                              ------------
               Construction (Cement & Aggregates) - 2.5%
  189,416      CRH Plc                                        $  2,929,118
   42,321      Lafarge BR                                        3,757,288
                                                              ------------
                                                              $  6,686,406
                                                              ------------
               Metals Mining - 1.6%
  260,882      Rio Tinto Plc                                  $  4,222,170
                                                              ------------
               Total Basic Materials                          $ 23,793,584
                                                              ------------
               Capital Goods - 2.1%
               Engineering & Construction - 2.1%
   40,726      Compagnie de Saint-Gobain*                     $  5,659,808
                                                              ------------
               Total Capital Goods                            $  5,659,808
                                                              ------------
               Communication Services - 12.1%
               Cellular/Wireless Telecommunications - 5.2%
6,027,293      Vodafone Group Plc                             $ 13,878,995
                                                              ------------
               Telecommunications (Long Distance) - 1.1%
  265,205      British Sky Broadcasting Plc*                  $  2,966,736
                                                              ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/01                                   (continued)

   Shares                                                      Value
              Telephone - 5.8%
 290,462      British Telecom Plc                        $ 1,455,844
 274,024      Deutsche Telekom AG                          4,237,073
 276,544      Telefonica SA*                               3,318,345
 568,650      Telecom Italia Mobile S.p.A.*                3,094,581
 385,350      Telecom Italia S.p.A.                        3,213,191
                                                         -----------
                                                         $15,319,034
                                                         -----------
              Total Communication Services               $32,164,765
                                                         -----------
              Consumer Cyclicals - 6.7%
              Automobiles - 1.5%
  61,384      Bayerische Motoren Werke AG*               $ 1,824,302
  52,941      Peugeot Citroen SA*                          2,150,064
                                                         -----------
                                                         $ 3,974,366
                                                         -----------
              Publishing - 3.6%
 385,726      Elsevier NV                                $ 4,479,264
  61,082      Vivendi Universal SA*                        2,851,557
  74,682      VNU NV                                       2,176,519
                                                         -----------
                                                         $ 9,507,340
                                                         -----------
              Services (Advertising/Marketing) - 0.5%
  58,923      Publicis SA                                $ 1,303,831
                                                         -----------
              Services (Commercial & Consumer) - 1.1%
 372,577      Amadeus Global Travel Distribution SA      $ 1,970,583
 471,480      Hays Plc*                                    1,119,921
                                                         -----------
                                                         $ 3,090,504
                                                         -----------
              Total Consumer Cyclicals                   $17,876,041
                                                         -----------
              Consumer Staples - 9.0%
              Entertainment - 0.4%
  92,063      Pearson Plc                                $ 1,100,757
                                                         -----------
              Foods - 4.5%
  23,289      Groupe Danone                              $ 2,691,878
  45,403      Nestle SA (Registered Shares)                9,413,257
                                                         -----------
                                                         $12,105,135
                                                         -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                       Value
              Retail Stores (Food Chains) - 2.4%
  137,261     Koninklijke Ahold NV                       $  3,859,558
  743,983     Tesco Plc                                     2,604,873
                                                         ------------
                                                         $  6,464,431
                                                         ------------
              Tobacco - 1.7%
  508,544     British American Tobacco Plc               $  4,429,189
                                                         ------------
              Total Consumer Staples                     $ 24,099,512
                                                         ------------
              Energy - 11.3%
              Oil & Gas (Refining & Marketing) - 2.4%
   45,132     Total Fina Elf SA                          $  6,333,017
                                                         ------------
              Oil (International Integrated) - 8.9%
1,310,143     BP Amoco Plc                               $ 10,535,200
  550,840     ENI S.p.A.                                    6,897,094
  865,493     Shell Transport & Trading Co.                 6,462,985
                                                         ------------
                                                         $ 23,895,279
                                                         ------------
              Total Energy                               $ 30,228,296
                                                         ------------
              Financials - 27.8%
              Banks (Major Regional) - 5.6%
  523,904     Banco Bilbao Vizcaya Argentaria, SA        $  5,857,662
   58,534     Banco Popular Espanol SA                      1,963,896
        1     Bank of Ireland*                                      9
  187,515     Danske Bank*                                  2,774,427
  254,146     HSBC Holding Plc                              2,774,717
  143,066     Standard Chartered Plc                        1,431,024
                                                         ------------
                                                         $ 14,801,735
                                                         ------------
              Banks (Money Center) - 8.7%
  232,715     Allied Irish Banks Plc                     $  2,260,735
  189,063     Barclays Plc                                  5,663,719
  119,555     BNP Paribas SA*                               9,936,677
   38,351     Credit Suisse Group                           1,400,254
  158,820     Royal Bank of Scotland Group                  3,790,960
                                                         ------------
                                                         $ 23,052,345
                                                         ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/01                                   (continued)

   Shares                                                                Value
              Financial (Diversified) - 7.6%
  48,545      Deutsche Boerse AG                                  $  1,678,968
  66,483      Deutsche Bank AG                                       3,695,135
 265,744      ING Groep NV                                           6,621,322
  13,079      Swisscom Re*                                           1,343,815
 150,596      UBS AG*                                                6,995,148
                                                                  ------------
                                                                  $ 20,334,388
                                                                  ------------
              Insurance (Life/Health) - 3.5%
  20,907      Allianz AG                                          $  4,923,374
 161,545      Assicurazioni Generali S.p.A.                          4,424,684
                                                                  ------------
                                                                  $  9,348,058
                                                                  ------------
              Insurance (Multi-Line) - 2.4%
  24,630      Muenchener Rueckversicherungs-Gesellschaft AG       $  6,502,404
                                                                  ------------
              Total Financials                                    $ 74,038,930
                                                                  ------------
              Health Care - 9.7%
              Biotechnology - 0.7%
  99,994      Qiagen NV*                                          $  1,810,586
                                                                  ------------
              Health Care (Drugs/Major Pharmaceuticals) - 9.0%
  63,089      Altana AG                                           $  2,950,927
 111,840      AstraZeneca Plc                                        5,021,025
  45,851      Elan Corp. Plc (A.D.R.)*                               2,093,098
 215,923      GlaxoSmithKline*                                       5,771,958
 141,805      Novartis AG*                                           5,303,269
  54,298      Schering AG*                                           2,801,036
                                                                  ------------
                                                                  $ 23,941,313
                                                                  ------------
              Total Health Care                                   $ 25,751,899
                                                                  ------------
              Technology - 7.2%
              Communications Equipment - 3.7%
 477,891      Nokia Oyj*                                          $  9,985,723
                                                                  ------------
              Computers (Software & Services) - 1.3%
 276,202      Indra Sistemas, SA                                  $  2,136,617
  12,008      SAP AG                                                 1,242,138
                                                                  ------------
                                                                  $  3,378,755
                                                                  ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                           Value
              Electronics (Component Distribution) - 1.1%
  63,145      Siemens AG                                     $  3,057,488
                                                             ------------
              Electronics (Semiconductors) - 1.1%
 124,583      Philips Electronics NV*                        $  2,828,457
                                                             ------------
              Total Technology                               $ 19,250,423
                                                             ------------
              Utilities - 4.3%
              Electric Companies - 2.5%
 129,421      E.On AG                                        $  6,740,386
                                                             ------------
              Water Utilities - 1.8%
 125,901      Vivendi Environment                            $  4,836,824
                                                             ------------
              Total Utilities                                $ 11,577,210
                                                             ------------
              TOTAL COMMON STOCKS
              (Cost $280,969,458)                            $264,440,468
                                                             ============
              TOTAL INVESTMENT IN SECURITIES - 100%          $266,517,984
                                                             ============
              (Cost $283,380,288)(a)(b)(c)


The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/01                                   (continued)

*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

  United Kingdom            27%
  France                    18%
  Germany                   16%
  Netherlands                9%
  Switzerland                9%
  Italy                      7%
  Spain                      6%
  Finland                    4%
  Ireland                    3%
  Denmark                    1%
                           ---
                           100%
                           ===

 (b) At October 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $285,968,944 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over cost                                         $ 15,265,309
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                                      (34,716,269)
                                                                                             ------------
     Net unrealized loss                                                                     $(19,450,960)
                                                                                             ============
 (c) As of October 31, 2001, the Fund had a capital loss carryforward of
     $32,696,204, which will expire between 2008 and 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended 10/31/01 aggregated $403,444,314 and $484,683,434, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

BALANCE SHEET 10/31/01

ASSETS:
  Investment in securities, at value (cost $283,380,288)             $266,517,984
  Cash                                                                  1,857,340
  Foreign currency, at value                                              213,673
  Receivables -
     Investment securities sold                                         4,111,361
     Fund shares sold                                                   1,661,979
     Dividends, interest and foreign taxes withheld                       760,407
  Cash on deposit for future transactions                                 873,000
  Other                                                                     7,557
                                                                     ------------
       Total assets                                                  $276,003,301
                                                                     ------------
LIABILITIES:
  Payables -
     Investment securities purchased                                 $  1,134,241
     Fund shares repurchased                                              443,085
  Due to affiliates                                                       271,046
  Accrued expenses                                                        174,126
                                                                     ------------
       Total liabilities                                             $  2,022,498
                                                                     ------------
NET ASSETS:
  Paid-in capital                                                    $326,151,412
  Accumulated net realized loss on investments and foreign
     currency transactions                                            (35,284,860)
  Net unrealized loss on investments                                  (16,862,304)
  Net unrealized loss on other assets and liabilities denominated
     in foreign currencies                                                (23,445)
                                                                     ------------
       Total net assets                                              $273,980,803
                                                                     ============
NET ASSET VALUE PER SHARE:
  Class A (based on $167,568,314/7,334,319 shares)                   $      22.85
                                                                     ============
  Class B (based on $83,074,676/3,872,507 shares)                    $      21.45
                                                                     ============
  Class C (based on $21,503,498/1,005,149 shares)                    $      21.39
                                                                     ============
  Class Y (based on $1,834,315/78,857 shares)                        $      23.26
                                                                     ============
MAXIMUM OFFERING PRICE:
  Class A                                                            $      24.24
                                                                     ============
  Class C                                                            $      21.61
                                                                     ============


The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Fund

STATEMENT OF OPERATIONS
For the Year Ended 10/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $715,249)       $   5,228,900
  Interest                                                          939,480
                                                              -------------
       Total investment income                                                    $   6,168,380
                                                                                  -------------
EXPENSES:
  Management fees                                             $   3,554,122
  Transfer agent fees
     Class A                                                        784,323
     Class B                                                        546,380
     Class C                                                        139,552
     Class Y                                                          1,116
  Distribution fees
     Class A                                                        550,279
     Class B                                                      1,124,119
     Class C                                                        311,890
  Administrative fees                                               149,472
  Custodian fees                                                    273,719
  Registration fees                                                  52,789
  Professional fees                                                  67,850
  Printing                                                           86,591
  Fees and expenses of nonaffiliated trustees                         6,129
  Miscellaneous                                                      15,985
                                                              -------------
       Total expenses                                                             $   7,664,316
       Less fees paid indirectly                                                        (67,349)
                                                                                  -------------
       Net expenses                                                               $   7,596,967
                                                                                  -------------
         Net investment loss                                                      $  (1,428,587)
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                              $ (29,422,757)
     Futures contracts                                             (412,031)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies            (63,068)      $ (29,897,856)
                                                              -------------       -------------
  Change in net unrealized gain (loss) from:
     Investments                                              $(105,023,230)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies             48,055       $(104,975,175)
                                                              -------------       -------------
     Net loss on investments and foreign currency
       transactions                                                               $(134,873,031)
                                                                                  -------------
     Net decrease in net assets resulting from operations                         $(136,301,618)
                                                                                  =============


18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/01 and 10/31/00

                                                            Year Ended          Year Ended
                                                             10/31/01            10/31/00
FROM OPERATIONS:
Net investment loss                                     $  (1,428,587)       $ (3,938,783)
Net realized loss on investments, futures contracts,
  and foreign currency transactions                       (29,897,856)         (5,626,750)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                      (104,975,175)         31,068,408
                                                        -------------        ------------
  Net increase (decrease) in net assets resulting
     from operations                                    $(136,301,618)       $ 21,502,875
                                                        -------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.00 and $0.00 per share, respectively)     $          --        $    (14,780)
  Class Y ($0.00 and $0.00 per share, respectively)                --                (344)
Net realized gain:
  Class A ($0.00 and $1.11 per share, respectively)                --          (9,227,766)
  Class B ($0.00 and $1.11 per share, respectively)                --          (4,718,179)
  Class C ($0.00 and $1.11 per share, respectively)                --          (1,546,249)
  Class Y ($0.00 and $1.11 per share, respectively)                --            (214,866)
                                                        -------------        ------------
     Total distributions to shareowners                 $          --        $(15,722,184)
                                                        -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 418,880,349        $654,852,723
Reinvestment of distributions                                      --          13,588,676
Cost of shares repurchased                               (523,312,682)       (607,100,393)
                                                        -------------        ------------
  Net increase (decrease) in net assets resulting
     from fund share transactions                       $(104,432,333)       $ 61,341,006
                                                        -------------        ------------
  Net increase (decrease) in net assets                 $(240,733,951)       $ 67,121,697

NET ASSETS:
Beginning of year                                         514,714,754         447,593,057
                                                        -------------        ------------
End of year (including accumulated undistributed net
  investment income (loss) of $0 and $21,652,
  respectively)                                         $ 273,980,803        $514,714,754
                                                        =============        ============


The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
For the Years Ended 10/31/01 and 10/31/00

                                   '01 Shares        '01 Amount       '00 Shares        '00 Amount
CLASS A
Shares sold                         13,109,546    $  365,682,746       14,125,954    $  509,409,078
Reinvestment of distributions               --                --          253,765         8,223,595
Less shares repurchased            (15,386,449)     (433,184,134)     (13,235,358)     (478,649,390)
                                   -----------    --------------      -----------    --------------
  Net increase (decrease)           (2,276,903)   $  (67,501,388)       1,144,361    $   38,983,283
                                   ===========    ==============      ===========    ==============
CLASS B
Shares sold                          1,000,986    $   26,432,233        2,407,123    $   89,500,182
Reinvestment of distributions               --                --          129,890         4,023,979
Less shares repurchased             (1,972,639)      (50,077,904)      (1,950,746)      (68,939,374)
                                   -----------    --------------      -----------    --------------
  Net increase (decrease)             (971,653)   $  (23,645,671)         586,267    $   24,584,787
                                   ===========    ==============      ===========    ==============
CLASS C
Shares sold                            979,487    $   25,724,400        1,594,382    $   54,395,241
Reinvestment of distributions               --                --           36,484         1,125,892
Less shares repurchased             (1,478,395)      (38,750,775)      (1,566,045)      (53,306,764)
                                   -----------    --------------      -----------    --------------
  Net increase (decrease)             (498,908)   $  (13,026,375)          64,821    $    2,214,369
                                   ===========    ==============      ===========    ==============
CLASS Y
Shares sold                             39,199    $    1,040,970           41,193    $    1,548,222
Reinvestment of distributions               --                --            6,580           215,210
Less shares repurchased                (49,336)       (1,299,869)        (154,344)       (6,204,865)
                                   -----------    --------------      -----------    --------------
  Net decrease                         (10,137)   $     (258,899)        (106,571)   $   (4,441,433)
                                   ===========    ==============      ===========    ==============


20    The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 10/31/01

Pioneer Europe Fund

                                                                  Year Ended     Year Ended
CLASS A                                                            10/31/01       10/31/00
Net asset value, beginning of year                                $  32.75       $   31.71
                                                                  --------       ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.07       $   (0.15)
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions               (9.97)           2.30
                                                                  --------       ---------
   Net increase (decrease) from investment operations             $  (9.90)      $    2.15
Distributions to shareowners:
 Net investment income                                                  --           (0.00)(a)
 Net realized gain                                                      --           (1.11)
                                                                  --------       ---------
Net increase (decrease) in net asset value                        $  (9.90)      $    1.04
                                                                  --------       ---------
Net asset value, end of year                                      $  22.85       $   32.75
                                                                  ========       =========
Total return*                                                       (30.23)%          6.83%
Ratio of net expenses to average net assets+                          1.76%           1.54%
Ratio of net investment income (loss) to average net assets+         (0.07)%         (0.39)%
Portfolio turnover rate                                                116%             46%
Net assets, end of year (in thousands)                            $167,568       $ 314,781
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
   Net expenses                                                       1.76%           1.54%
   Net investment income (loss)                                      (0.07)%         (0.39)%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                       1.74%           1.52%
   Net investment income (loss)                                      (0.05)%         (0.37)%

                                                                 Year Ended   Year Ended   Year Ended
CLASS A                                                           10/31/99     10/31/98     10/31/97
Net asset value, beginning of year                                $  29.87     $  27.60     $  23.25
                                                                  --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.12     $   0.10     $   0.04
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions                2.54         3.72         6.11
                                                                  --------     --------     --------
   Net increase (decrease) from investment operations             $   2.66     $   3.82     $   6.15
Distributions to shareowners:
 Net investment income                                               (0.09)          --        (0.22)
 Net realized gain                                                   (0.73)       (1.55)       (1.58)
                                                                  --------     --------     --------
Net increase (decrease) in net asset value                        $   1.84     $   2.27     $   4.35
                                                                  --------     --------     --------
Net asset value, end of year                                      $  31.71     $  29.87     $  27.60
                                                                  ========     ========     ========
Total return*                                                         9.01%       14.51%       28.30%
Ratio of net expenses to average net assets+                          1.63%        1.54%        1.78%
Ratio of net investment income (loss) to average net assets+          0.29%        0.47%        0.19%
Portfolio turnover rate                                                 60%          39%          32%
Net assets, end of year (in thousands)                            $268,446     $315,309     $152,267
Ratios assuming no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
   Net expenses                                                       1.63%        1.54%        1.78%
   Net investment income (loss)                                       0.29%        0.47%        0.19%
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                       1.62%        1.49%        1.77%
   Net investment income (loss)                                       0.30%        0.52%        0.20%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/01

                                                           Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS B                                                     10/31/01      10/31/00      10/31/99    10/31/98(a)    10/31/97
Net asset value, beginning of year                          $  31.06     $  30.38      $  28.79      $  26.88      $ 22.74
                                                            --------     --------      --------      --------      -------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.38)    $  (0.40)     $  (0.18)     $  (0.09)     $ (0.10)
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions         (9.23)        2.19          2.50          3.55         5.93
                                                            --------     --------      --------      --------      -------
    Net increase (decrease) from investment operations      $  (9.61)    $   1.79      $   2.32      $   3.46      $  5.83
Distributions to shareowners:
 Net investment income                                            --           --            --            --        (0.11)
 Net realized gain                                                --        (1.11)        (0.73)        (1.55)       (1.58)
                                                            --------     --------      --------      --------      -------
Net increase (decrease) in net asset value                  $  (9.61)    $   0.68      $   1.59      $   1.91      $  4.14
                                                            --------     --------      --------      --------      -------
Net asset value, end of year                                $  21.45     $  31.06      $  30.38      $  28.79      $ 26.88
                                                            ========     ========      ========      ========      =======
Total return*                                                 (30.94)%       5.90%         8.12%        13.50%       27.35%
Ratio of net expenses to average net assets+                    2.64%        2.37%         2.48%         2.35%        2.57%
Ratio of net investment loss to average net assets+            (0.94)%      (1.21)%       (0.52)%       (0.34)%      (0.55)%
Portfolio turnover rate                                          116%          46%           60%           39%          32%
Net assets, end of year (in thousands)                      $ 83,075     $150,436      $129,336      $135,535      $42,472
Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
   Net expenses                                                 2.64%        2.37%         2.48%         2.35%        2.57%
   Net investment loss                                         (0.94)%      (1.21)%       (0.52)%       (0.34)%      (0.55)%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 2.63%        2.36%         2.47%         2.31%        2.55%
   Net investment loss                                         (0.93)%      (1.20)%       (0.51)%       (0.30)%      (0.53)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.


22   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/01

                                                           Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
CLASS C                                                     10/31/01     10/31/00     10/31/99    10/31/98(a)   10/31/97(a)
Net asset value, beginning of year                          $  30.95     $ 30.27      $ 28.67       $ 26.73      $ 22.69
                                                            --------     -------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.44)    $ (0.39)     $ (0.13)      $ (0.04)     $ (0.12)
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions         (9.12)       2.18         2.46          3.53         5.94
                                                            --------     -------      -------       -------      -------
    Net increase (decrease) from investment operations      $  (9.56)    $  1.79      $  2.33       $  3.49      $  5.82
Distributions to shareowners:
 Net investment income                                            --          --           --            --        (0.20)
 Net realized gain                                                --       (1.11)       (0.73)        (1.55)       (1.58)
                                                            --------     -------      -------       -------      -------
Net increase (decrease) in net asset value                  $  (9.56)    $  0.68      $  1.60       $  1.94      $  4.04
                                                            --------     -------      -------       -------      -------
Net asset value, end of year                                $  21.39     $ 30.95      $ 30.27       $ 28.67      $ 26.73
                                                            ========     =======      =======       =======      =======
Total return*                                                 (30.89)%      5.93%        8.19%        13.70%       27.47%
Ratio of net expenses to average net assets+                    2.60%       2.34%        2.42%         2.28%        2.49%
Ratio of net investment loss to average net assets+            (0.93)%     (1.19)%      (0.44)%       (0.20)%      (0.52)%
Portfolio turnover rate                                          116%         46%          60%           39%          32%
Net assets, end of year (in thousands)                      $ 21,503     $46,544      $43,559       $39,261      $ 6,266
Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
   Net expenses                                                 2.60%       2.34%        2.42%         2.28%        2.49%
   Net investment loss                                         (0.93)%     (1.19)%      (0.44)%       (0.20)%      (0.52)%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 2.58%       2.33%        2.40%         2.22%        2.46%
   Net investment loss                                         (0.91)%     (1.18)%      (0.42)%       (0.14)%      (0.49)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/01

                                                                                      7/2/98
                                        Year Ended     Year Ended     Year Ended        to
                                         10/31/01      10/31/00(a)     10/31/99      10/31/98
CLASS Y
Net asset value, beginning of period     $  33.19      $  31.97        $ 29.90      $  34.63
                                         --------      --------        -------      --------
Increase (decrease) from investment
  operations:
  Net investment income (loss)           $  (0.25)     $     --        $  0.35      $   0.07
  Net realized and unrealized gain
     (loss) on investments, futures
     contracts and foreign currency
     transactions                           (9.68)         2.33           2.49         (4.80)
                                         --------      --------        -------      --------
     Net increase (decrease) from
       investment operations             $  (9.93)     $   2.33        $  2.84      $  (4.73)
Distributions to shareowners:
  Net investment income                        --         (0.00)(b)      (0.04)           --
  Net realized gain                            --         (1.11)         (0.73)           --
                                         --------      --------        -------      --------
Net increase (decrease) in
  net asset value                        $  (9.93)     $   1.22        $  2.07      $  (4.73)
                                         --------      --------        -------      --------
Net asset value, end of period           $  23.26      $  33.19        $ 31.97      $  29.90
                                         ========      ========        =======      ========
Total return*                              (29.92)%        7.35%          9.59%       (13.66)%
Ratio of net expenses to average
  net assets+                                1.20%         1.08%          1.12%         1.12%**
Ratio of net investment income (loss)
  to average net assets+                     0.53%        (0.01)%         0.90%         0.95%**
Portfolio turnover rate                       116%           46%            60%           39%
Net assets, end of period
  (in thousands)                         $  1,834      $  2,953        $ 6,252      $  7,738
Ratios assuming no waiver of
  management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                               1.20%         1.08%          1.12%         1.12%**
  Net investment income (loss)               0.53%        (0.01)%         0.90%         0.95%**
Ratios assuming waiver of
  management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                            1.19%         1.07%          1.12%         1.11%**
     Net investment income                   0.54%         0.00%          0.90%         0.96%**

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the year, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the year.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


24    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01                             (continued)

    computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

Pioneer Europe Fund

    these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 2001, the Fund had no outstanding portfolio or settlement hedges.

D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which man exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At October 31, 2001, the Fund held no futures contracts.

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/01                             (continued)

    At October 31, 2001, the Fund has reclassified $1,406,935 and $63,070 from paid in capital to accumulated undistributed net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $56,789 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2001.

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
    3).

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated

Pioneer Europe Fund

daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2001, $24,521 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $114,473 in transfer agent fees payable to PIMSS at October 31, 2001.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $132,052 in distribution fees payable to PFD at October 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2001, CDSCs in the amount of $684,247 were paid to PFD.

Pioneer Europe Fund

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $67,349 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2001, the Fund had no borrowings under this agreement.

Pioneer Europe Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 7, 2001

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Daniel T. Geraci                   Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Cap Value Fund++
Pioneer Small Company Fund
Pioneer Tax Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Value Fund**
 (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund**
 (formerly Pioneer World Equity Fund)

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Name change effective July 30, 2001.
++    Name change effective September 6, 2001.
+     Name change effective September 21, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into
      Pioneer Bond Fund on September 28, 2001.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.                                11013-00-1201
60 State Street                      (Copyright) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [recycle logo] Printed on Recycled Paper